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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 12, 2013

SILVER FALCON MINING, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-53765	26-1266967
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

2520 Manatee Avenue West, Suite 200

Bradenton, Florida 34205

 (Address of principal executive offices) (Zip Code)

 (941) 761-7819

 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On February 12, 2013, Silver Falcon Mining, Inc. (the “Registrant”) entered into a Financial Advisory Agreement (the “Agreement”) with Omni View Capital, LLC (“Omni”).  Omni will assist the Registrant in: (i) capital and transaction structuring, including necessary recapitalizations of the Registrant by stock splits or otherwise; (ii) development of capital markets strategy; (iii) valuation analysis; (iv) company, market and industry research; (v) analysis of various exchange listing requirements and assistance in uplisting to a national securities exchange; (vi) assistance in selection of Board of Director candidates; (vii) assistance in client acquisition and business development and (viii) transaction negotiation and execution.  Omni also agreed to invest, or cause its affiliates to invest, an aggregate of at least $100,000 in the bridge convertible debt financing by March 1, 2013.  The Agreement has a term of one year and may be renewed for an additional one year term at the discretion of the Registrant.

The Registrant agreed to issue Omni upon signing of the Agreement shares of restricted Class A Common Stock which would equal 2.45% of the outstanding share of Class A Common Stock of the Registrant determined on a fully diluted basis after giving effect to the issuance.  In addition, upon closing capital raising transactions that generate at least $5 million in gross proceeds to the Registrant, the Registrant will be obligated to issue Omni additional shares of restricted Class A Common Stock that equal 2.45% of the outstanding shares of the Company’s Class A Common Stock determined on a fully diluted basis after giving effect to the issuance.  The Registrant also agreed to promptly reimburse Omni for all out-of-pocket expenses incurred by Omni in providing the services under the Agreement, provided that the Registrant must pre-approve any expense over $10,000.

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

The Registrant has agreed to issue unregistered and restricted shares of Class A Common Stock as described in Item 1.01 herein, which is incorporated herein by reference. The shares are to be issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)

Financial Statements of businesses acquired:  Not applicable.

(b)

Pro forma financial information:  Not applicable.

(c)

Shell company transactions:  Not applicable.

(d)

Exhibits:

10.1	Financial Advisory Agreement by and between Omni View Capital, LLC and the Registrant.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SILVER FALCON MINING, INC.
Date: February 20, 2013	/s/ Pierre Quilliam
By: Pierre Quilliam, Chief Executive Officer